UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                          Date of Report: July 13, 2007


                             THE SAINT JAMES COMPANY
             (Exact name of registrant as specified in its charter)

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           North Carolina                                0-13738                                56-1426581
-------------------------------------             ----------------------             ---------------------------------
  (State or other jurisdiction of                   (Commission File                   (IRS Employer Identification
           incorporation)                                Number)                                 Number)
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                        4505 Las Virgenes Road, Suite 210

                               Calabasas, CA 91302

               (Address of Principal Executive Offices) (Zip Code)



                                  (310)739-5696
               Registrant's telephone number, including area code

                        Radiation Disposal Systems, Inc.
                     18026 Circa Azul, San Antonio, TX 78259
          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[    ]  Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

[    ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

[    ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

[    ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))


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SECTION 4 - MATTERS RELATED TO ACCOUNTANTS & FINANCIAL STATEMENTS

Item 4.01(a) - Changes in Registrant's Certifying Accountant.
-------------------------------------------------------------

Stonefield Josephson, Inc.("Stonefield Josephson"), formerly auditor for The Saint James Company (the Company), was dismissed as auditor on June 12, 2007. Larry O'Donnell, CPA was engaged as auditors for Company on June 12, 2007.

The change of accountants was approved by the Board of Directors. No audit committee exists other than the members of the Board of Directors.

In connection with Stonefield Josephson's audit of the Company's financial statements for the fiscal years ended December 31, 2002 and 2001 and the cumulative period of January 1, 2001 through December 31, 2002 and through the date of their termination, there were no disagreements with Stonefield Josephson on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Stonefield Josephson, would have caused them to make reference in connection with their report to the subject of the disagreement(s).

The audit report by Stonefield Josephson, Inc. for the years ended December 31, 2002 and 2001 and for the cumulative period of January 1, 2001 though December 31, 2002 (the latest report issued by Stonefield Josephson), included an explanatory paragraph expressing substantial doubt as to the Company's ability to continue as a going concern.

Item 9.01  Financial Statements and Exhibits
--------------------------------------------

         (c) Exhibits The following is a complete list of exhibits filed as part of this Report. Exhibit numbers correspond to the numbers in the exhibit table of Item 601 of Regulation S-B.

         Exhibit No.                Description
         -----------                -----------

         16.1*                      Letter from Stonefield Josephson, Inc.
         23.1*                      Auditors Correspondence to the SEC
         23.2 *                     Auditors Correspondence to the SEC


         *Filed  herewith





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                           THE SAINT JAMES COMPANY


                                           By:      /s/ Bruce A. Cosgrove
                                                        Bruce A. Cosgrove,
                                                        President and Chief
                                                        Executive Officer


                                                        Date: July 13, 2007